UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021

THUNDER BRIDGE ACQUISITION II, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39022	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike, Suite D203 Great Falls, Virginia	22066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	THBRU	The NASDAQ Stock Market LLC
Class A Ordinary Share, par value $0.0001 per share	THBR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	THBRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As previously reported on a Current Report on Form 8-K filed by Thunder Bridge Acquisition II, Ltd., a Cayman Islands exempted company (including its successor after the Domestication (as defined below), “Thunder Bridge II”), with the U.S. Securities and Exchange Commission (“SEC”) on December 15, 2020, on December 14, 2020, Thunder Bridge II entered into a Master Transactions Agreement (as amended on May 3, 2021, the “MTA”) with Thunder Bridge II Surviving Pubco, Inc., a Delaware corporation (“Surviving Pubco”), TBII Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Surviving Pubco (“TBII Merger Sub”), ADK Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Surviving Pubco (“ADK Merger Sub”), ADK Service Provider Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Surviving Pubco (“ADK Service Provider Merger Sub”), ADK Blocker Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Surviving Pubco (“ADK Blocker Merger Sub” and collectively with the TBII Merger Sub, ADK Merger Sub and ADK Service Provider Merger Sub, the “Merger Subs”), Ay Dee Kay LLC, d/b/a indie Semiconductor, a California limited liability company (the “Company”), the corporate entities listed therein holding membership unites in the Company (the “ADK Blockers”), ADK Service Provider Holdco LLC, a Delaware limited liability company (“ADK Service Provider Holdco”), and solely in his capacity as Company Securityholder Representative, Donald McClymont (the “Company Securityholder Representative”). Pursuant to the MTA, subject to the terms and conditions set forth therein, upon the closing of the transactions contemplated thereby (the “Closing”): (i) Thunder Bridge II will domesticate into a Delaware corporation (the “Domestication”), (ii) TBII Merger Sub will merge with and into Thunder Bridge II (the “Thunder Bridge II Merger”) with Thunder Bridge II being the surviving corporation and pursuant to which Thunder Bridge II equity holders will receive corresponding shares in Surviving Pubco, (iii) ADK Merger Sub will merge with and into the Company (the “Company Merger”) with the Company being the surviving limited liability company (in such capacity after the Company Merger, the “Surviving Company”), (iv) the ADK Blockers will merge with and into ADK Blocker Merger Sub, with ADK Blocker Merger Sub being the surviving limited liability company (the “Blocker Mergers,”) and (v) ADK Service Provider Merger Sub will merge with and into ADK Service Provider Holdco, with ADK Service Provider Holdco being the surviving limited liability company (“Service Provider Merger,” and collectively with the Thunder Bridge II Merger, the Company Merger and the Blocker Mergers, the “Mergers,” and the Mergers collectively with the other transactions contemplated by the Merger Agreement, the “Transactions” or the “Business Combination”).

Extraordinary General Meeting of Shareholders

On June 9, 2021, Thunder Bridge II held an extraordinary general meeting of its shareholders (the “Shareholders Meeting”) at which shareholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333-252374-01) filed by Thunder Bridge II with the SEC on May 14, 2021 (the “Prospectus”).

As of May 10, 2021, the record date for the Shareholders Meeting, there were 34,500,000 Class A ordinary shares issued and outstanding and 8,625,000 Class B ordinary shares issued and outstanding. At the Shareholders Meeting, there were 26,884,871 shares voted by proxy or in person, and each of the proposals was approved by the shareholders. The final voting results for each matter submitted to a vote of the shareholders at the Shareholders Meeting are as follows:

The Domestication Proposal — To approve a resolution to change the corporate structure and domicile of Thunder Bridge II by way of continuation from an exempted company incorporated under the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware, the replacement of the existing Amended and Restated Memorandum and Articles of Association of Thunder Bridge II with the post-domestication and post-merger Certificate of Incorporation for Surviving Pubco and the change of name of Thunder Bridge II.

FOR	AGAINST	ABSTENTIONS
24,347,162	2,511,882	25,827

The Merger Proposal — To approve a resolution to approve the MTA and the transactions contemplated by the MTA, including the issuance of the merger consideration thereunder.

FOR	AGAINST	ABSTENTIONS
24,346,817	2,509,627	28,427

The Equity Incentive Plan Proposal — To approve the 2021 Equity Incentive Plan to be effective after the closing of the Business Combination.

FOR	AGAINST	ABSTENTIONS
24,217,319	2,604,168	63,384

The Equity Incentive Plan Proposal — To approve a resolution to elect nine directors to serve staggered terms on Surviving Pubco’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders of Surviving Pubco, respectively, and until their respective successors are duly elected and qualified.

NOMINEE	FOR	WITHHELD
2022 Meeting
Sonalee Parekh	8,625,000	0
Ichiro Aoki	8,625,000	0
Jeffrey Owens	8,625,000	0
2023 Meeting
William Woodward	8,625,000	0
Karl-Thomas Neumann	8,625,000	0
Diane Brink	8,625,000	0
2024 Meeting
Donald McClymont	8,625,000	0
Peter Kight	8,625,000	0
David Aldrich	8,625,000	0

The Nasdaq Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 15,000,000 Class A ordinary shares in a private placement in connection with the completion of the Business Combination.

FOR	AGAINST	ABSTENTIONS
23,645,083	3,093,057	146,731

The Advisory Charter Proposals — To approve and adopt, on a non-binding advisory basis, certain differences between Thunder Bridge II’s current Memorandum and Articles of Association and the proposed charter of Surviving Pubco, which were presented as nine separate sub-proposals.

Advisory Charter Proposal A. To provide that the total number of shares of all classes of capital stock which Surviving Pubco will have authority to issue is 300,000,000 shares, consisting of (i) 250,000,000 shares of Class A common stock, par value $0.0001 per share, (ii) 40,000,000 shares of Class V common stock, no par value, and (iii) 10,000,000 shares of preferred stock, par value $0.0001 per share.

FOR	AGAINST	ABSTENTIONS
20,398,346	6,355,495	131,030

Advisory Charter Proposal B. To provide that special meetings of stockholders of Surviving Pubco may be called only (i) by the chairman of the board of directors, (ii) by the chief executive officer, or (iii) by the secretary acting at the request of a majority of the total number of directors that Surviving Pubco would have if there were no vacancies.

FOR	AGAINST	ABSTENTIONS
20,332,485	6,451,719	100,667

Advisory Charter Proposal C. To provide that any action of the stockholders of Surviving Pubco may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

FOR	AGAINST	ABSTENTIONS
21,233,350	5,476,383	175,138

Advisory Charter Proposal D. To provide that Surviving Pubco’s board of directors will be divided into three classes designated as Class I, Class II and Class III.

FOR	AGAINST	ABSTENTIONS
20,029,744	6,700,791	154,336

Advisory Charter Proposal E. To provide that directors may be elected by the stockholders only at an annual meeting of stockholders by a plurality of the votes cast.

FOR	AGAINST	ABSTENTIONS
20,422,946	6,384,998	76,927

Advisory Charter Proposal F. To provide that any director may be removed from office at any time, but only for cause, by the affirmative vote of the holders of at least 66⅔% of the voting power of the outstanding voting capital stock of Surviving Pubco, voting together as a single class.

FOR	AGAINST	ABSTENTIONS
20,877,412	5,952,020	55,439

Advisory Charter Proposal G. To provide that the affirmative vote of the holders of at least 66⅔% of the voting power of the outstanding voting capital stock of Surviving Pubco, voting together as a single class, will be required to amend or repeal, or adopt any provision inconsistent with, provisions relating to calling special meetings of stockholders and stockholder action by written consent. Except as provided in the foregoing, the affirmative vote of the holders of at least a majority in voting power of the outstanding voting capital stock of Surviving Pubco, voting together as a single class, will be required to amend, alter, change or repeal, or adopt any provision inconsistent with, certain provisions of the Certificate of Incorporation, including provisions relating to limiting liability of and indemnifying directors, amending the Certificate of Incorporation and the forum for certain actions involving Surviving Pubco.

FOR	AGAINST	ABSTENTIONS
20,362,683	6,461,929	60,259

Advisory Charter Proposal H. To provide that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims.

FOR	AGAINST	ABSTENTIONS
23,158,078	3,674,823	51,970

Advisory Charter Proposal I. To provide that Surviving Pubco will not be subject to provisions Section 203 of the Delaware General Corporation Law, which generally prohibits “interested stockholders” (stockholders holding 15% or more of the outstanding stock) from engaging in business combinations with Surviving Pubco for a period of time unless certain conditions are met.

FOR	AGAINST	ABSTENTIONS
23,837,462	2,931,644	115,765

The Shareholder Adjournment Proposal — To approve a resolution to adjourn the Shareholders Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Thunder Bridge II that more time is necessary or appropriate to approve one or more proposals at the Shareholders Meeting.

FOR	AGAINST	ABSTENTIONS
23,987,061	2,844,916	52,894

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISITION II, LTD.

	By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: Chief Executive Officer

Dated: June 9, 2021

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